SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant         ☒
Filed by a party other than the Registrant        ☐
Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☒           Soliciting Material Pursuant to section 240.14a-12

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒           No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
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Welcome Merchants and
Manufacturers Bancorporation, Inc!

Employee Information Sessions
July 2007

Purpose of today’s session
➢ Briefly provide context on the transition
➢  Describe how the changes will impact you
➢   Answer the Top 10 Frequently Asked Questions

➢   Answer other questions you have

➢   Explain what’s next

Information
Sessions
Today
New Employee
and Benefits
Information
Packets
Distributed
Orientation
Sessions
Benefits
Enrollment
Transaction
Completed *
Systems Conversion
Date

TBD following closing date
July - August
2007
September 2007
October
2007
Later this
year...
Where we are today
*  Approximate timing.  Subject to regulatory and shareholder approvals.

MMBC
(Name)
(Name)
Harris
Human Resources (HR)	Acquisition Integration and Alignment (AIA)	Institute for Learning (IFL) - Training
Beth Bondi	Jamie Maravich	Cindy Mufarreh
Who’s here today to answer your questions?

The acquisition of MMBC creates opportunities for employees
and customers through expanded locations, roles, products,
services and knowledge.
MMBC and Harris fit well together.
Why is MMBC so important to Harris?
–   Shared focus on personal and
    commercial banking
–   Common commitment to
    community involvement and
    superior customer service
–   Ambitious growth plans

Harris plans to double in size
over the next five years
Who is Harris?
•  More than 230 locations in
   Northeast Illinois as well as
   Northwest and Central
   Indiana
•  More than 1 million
   customers
•  Offers personal and
   commercial banking,
   wealth management and
   investment banking
   through corporate partners

•  Our community focus celebrates the unique qualities and ideas of our markets, making us a better choice for our customers.
•  With each acquisition, we find “best practices” for the entire company. We also look for opportunities to leverage our
   centralized resources to benefit customers.
•  Our “playbook” for integration is a highly flexible outline of what needs to be done. Working together, we’ll develop the right approach for the customers and employees at MMBC.
Harris is a combination of community bank philosophy and
network bank capability. We often describe the approach as
“locally rooted, centrally leveraged”.
How does Harris’ structure impact the approach to integration?

BUILDING LASTING RELATIONSHIPS THROUGH EXCEPTIONAL SERVICE
help you achieve your goals
make things easy for you
make you feel comfortable and respected
OUR CUSTOMER PROMISE
HARRIS.
I WILL...

HARRIS.

Based on input from existing and prospective customers, Harris has developed “Our Customer Promise” to ensure that we deliver on the things customers say matter most.
By caring enough to ask relevant questions
and anticipating your needs.

By staying focused on what matter most to
you and thoughtfully matching your needs
with appropriate solutions.
By listening closely and finding ways to help.

By owning your problems and delivering on my
promises.
By warmly greeting you and giving you my
undivided attention.

By thanking you for your business and
remembering that you have options.

How does Harris approach customers?

Though the image of “Our Promise” is internally-facing, its
key message is reinforced publicly through our brand. In
short, Harris wants everyone to know that we are committed
to delivering a Customer Experience that is superior to any
other financial institution in the markets where we do
business.
We’re here to help!

•  Provide honest and frequent communication and dialogue as we work through the integration process together. If we don’t know, we will tell you the timeframe in which we expect to have an answer.
•  Give employees ample notice of any change in status or direction.
•  Keep customers in mind with every decision that is made.
•  Maintain MMBC’s commitment of community support and
   involvement.
Harris is absolutely committed to MMBC’s employees and
will:
We have a shared accountability for making this change a success. We value two-way communication and consider input throughout the process.
How will Harris approach employees?

People
Organizational
Changes
Process
Changes
Technology
Changes
Human
Resource
Changes
Changes that will impact you

1. What happens to my job?
•   Nothing at this time.
•   More to come after an in depth discussion between our
   teams and a review of the possibilities.
2. What happens to my pay?
•   Nothing at this time.
•    At closing you will be brought on to Harris at your current pay - no reductions in pay.
Top 10 frequently asked questions

3. What happens to my benefits?
4. What happens to my 401(k)?
•   Harris offers a broad array of benefits.
•   More specific information on benefits will be presented at the
   Orientation sessions.
•   Your 401(k) plan will be terminated prior to the close of
   MMBC.
•   Harris will communicate details on options as they occur.
•   After the plan terminates, you may elect to roll over your balance to Harris’ plan or consider other options.
Top 10 frequently asked questions

5. What happens to my vacation and sick time?
6. What are the differences between full time and part time
     status?
•  You will transition to Harris’ vacation and sick pay schedules.
•  Your service with MMBC will count toward your eligibility.
•  Full time employees are regularly scheduled to work 40 hours per week.
•  Part time employees are regularly scheduled to work less than 40 hours per week.
•  Employees regularly scheduled to work 20 or more hours per week are “benefits eligible”.
Top 10 frequently asked questions

8. How will I know what’s happening?
Communication:
In Person
Electronically
Intranet Site
7. How am I going to get trained?
•  Today - Employee Information Sessions
•  Next few weeks - Orientation
•  Prior to systems conversion - TechnicalTraining
Top 10 frequently asked questions

9. Where do I go with questions?
•  (Contact name at MMBC)
10. What’s next?
•  Orientation sessions in the next few weeks.
Top 10 frequently asked questions

Information
Sessions
Today
New Employee
and Benefits
Information
Packets
Distributed
Orientation
Sessions
Benefits
Enrollment
Transaction
Completed *
Systems Conversion
Date

TBD following closing date
July - August
2007
September 2007
October
2007
Later this
year...
Where we are today
*  Approximate timing.  Subject to regulatory and shareholder approvals.

✓ Review the Employee Information Packet which you will
     receive in the next few weeks.
✓ Visit www.myaccessbenefits.com for more information.
✓ Come prepared to the Orientation session with any
     questions.
To prepare for Orientation you will need to…
What’s next?

Questions?

Thank you!
If you have additional questions,
contact:
(Contact Name at MMBC)

Employee Benefits Comparison Summary
Harris	MMBC

Vacation - All employees eligible
Full Time Employees:
1-4 years of service = 12 days
5-14 years of service =17 days
15+ years of service = 22 days
Exempt Employees = 17 or 22 days
Officers = 22 days
Part Time = pro-rated
Carryover = No

Paid Time Off (PTO) Accruals - Includes vacation, observed holidays, personal days and sick days FT and Regular PT Employees (20+ hours); also includes exempt non officers:
0-12 months = FT 20 days
1 - 6 years = FT 25 days
7-14 years = FT 30 days
15 - 24 years = FT 36 days
25 years and up = FT 40 days
Exempt Officers
1-14 years = 3 weeks
15-25 years = 4 weeks
Over 25 years = 5 weeks
Other Part Time, Seasonal or Temporary- 0 (not eligible)
Carryover - Balances of 40 hours or less may be carried over

Sick Pay - All employees regularly scheduled 20 or more hours per week Full Time =10 days (no accruals) Part Time = 5 days (no accruals) Carryover = No	Sick Pay Included in PTO - see above Officers do not receive a scheduled number of sick days -based on "honor" system
Paid Holidays - All employees regularly scheduled 20 or more hours per week Full Time = 10 per year Part Time = prorated based on schedule	Paid Holidays Included in PTO - see above Full Time = 6 per year Regular Part Time= 6 per year
Incentive Plans - All employees eligible Target award based on level	Incentive Plans Designed for certain divisions
Benefit Plans All employees eligible for health and welfare benefits - if scheduled to work 20 or more hours per week	Benefit Plans All employees (30 hours or more) eligible for medical benefits first month following 30 days of employment
Medical and Dental
Who pays - Bank/Employee Share
When covered - first day of employment (provided required paperwork is submitted in the first 30 days)
Medical Plans:
Blue Cross Blue Shield - PPO (with in/out network options)
Aetna - POS (with in/out network options)
Aetna - HDHP - $2000 employee/$4000 family deductible with an HSA option-employees contribute up to $2,000/$4,000 on a pretax basis
Wellness benefits covered when provided in-network
Lifetime maximum benefit is $2 million
HMOs offered in Chicago, Arizona, California and New York
Dental Plans:
Traditional Dental Plan/PDO
DMO
Vision:
Benefits vary by plan

Medical and Dental
Who pays - Bank/Employee Share
When covered - the first of the month following 30 days of employment
Medical Plans: Self funded through Midwest Security Administrators (with in/out network options):
UHC Options PPO
Alliance
Midwest Preferred
$1500 Employee/$4500 Family deductible
HRA Account Offered - see below

Dental Plan:
Delta Dental PPO

Vision:
National Vision Administrators (with in/out network options)

Spending Accounts When eligible - the first day of employment Health Care: $100 - $5000 annual pretax contribution Dependent Day Care: $100 - $5000 annual pretax contribution
Spending Accounts
When eligible - the first day of the month after following 30 days of employment
Health Care: up to $2,500 (non officers) and $5000 (officers) annual pretax contribution
Dependent Care: up to $5000 annual pretax contribution

Health Reimbursement Accounts Not offered. Refer to Health Savings Account (HSA) information
Health Reimbursement Accounts
Available for payment of eligible medical plan deductible expenses
Single coverage deductible is $1500, employee is responsible for first $500; then HRA will reimburse up to remaining $1000

Commuter Program Mass Transit: Up to $110 per month pretax Parking: Up to $215 per month pretax (if monthly expenses exceed these amounts, the difference can be funded with aftertax contributions)	Commuter Program NA

Employee Benefits Comparison Summary
Harris	MMBC

Disability Plans
Sick Pay (see above)
STD
100% - 70% of base pay up to 100 business days - based on years of service

LTD
After 110 business days, 60% coverage at no cost to employee; employee can purchase supplemental coverage of additional 15% to equal 75% of base pay

Disability Plans
Sick Pay (see PTO above)
STD - 3 classes
1 - President, EVP, SVP - 100%
2 - VP and exempt officers - 50-100% based on service
3 - Exempt non-officers and non- exempt employees - 50-100% based on service
LTD - 2 classes
1 - Officers - 60% base to maximum of $10,000/month
2 - Non-officers - 60% base to maximum of $5000/month

Life and Accident Insurance
Basic Life: Employee automatically receives one times base pay up to $50,000 (at no cost)
Supplemental Life: Employee can purchase 1 to 5 times base pay up to $1 million
Family Life: Employees may purchase coverage for spouse, and/or children
Optional AD&D: Employee can elect coverage from $10,000 to $1 million
Business Travel Accident: Bank provides while traveling on company business

Life and Accident Insurance
1 Plan based one employee status:
1 - Full-time exempt officers
Life: 3x annual base pay: maximum of $300,000
AD&D: An amount equal to life insurance employer paid
2 - Full-time non officers (30 hours)
Life: 3x annual base pay: maximum of $300,000
AD&D: An amount equal to life insurance
Supplemental Life: NA
Family Life: NA
Optional AD&D: NA
Business Travel Accident: NA

401 (k) Employees' Savings Plan
All FT and PT (regardless of hours) employees are immediately eligible
1-25% of eligible pay (base, OT, shift, variable pay related to performance); pre-tax contribution (with IRS limits)
Bank match - dollar for dollar on first 5%
Immediate 100% vesting
Catch-up contributions
Loans permitted
18 Investment funds
No Profit Sharing Contribution

401 (k) Salary Savings Plan
All FT and PT Employees are eligible
Eligibility - Employee must be at least 18 years old, may contribute in first quarter following 30 days of employment
Bank match - dollar for dollar on 1%
100% vesting after 1 year of credited service
Catch-up contributions
Loans permitted
26 investment funds
Profit Sharing Contribution: Board of directors determine annual contribution based on return on assets

Retirement - Account Based Plan
All FT and PT (regardless of hours) employees are immediately eligible on first day of work
Pay credit - based on age and service "points" determine amount of contribution from 3% - 8%
5-year vesting requirement; once vested, benefit is portable if employee leaves the bank; beneficiary will receive if vested employee dies prior to receiving benefit
Retirement - Account Based Plan NA
Employee Share Purchase Plan (ESPP)
All FT and PT (regardless of hours) employees are eligible
Employee can contribute 1-15% of base pay to purchase shares of BMO stock at a 15% discount
After-tax payroll deductions
Quarterly enrollment
Employee Share Purchase Plan (ESPP) NA
Tuition Reimbursement
FT employees are eligible
Undergrad - 100% of tuition up to $5000 per year
Grad - 80% up to $10,000 per year
2 class limit per term; 6 max per year
Re-payment required for voluntary resignation - 75% within one year; 50% between 1 -2 years
Educational Assistance FT and regular PT employees are eligible 2 courses (6 credits) max per semester Re-payment required if employees resigns within 3 years
EAP
Confidential service for employees and families for personal issues. Includes "LifeWorks" program which offers assistance on topics including parenting, child care, elder care, emotional well-being, financial, legal and "everyday" issues

EAP
Confidential service for employees and families for personal problems. Optum 24 program offers assistance on topics including parenting, child care, elder care, emotional well-being, financial, legal and "everyday" issues

Employee Benefits Comparison Summary
Harris	MMBC

Matching Gift Program FT and PT employees are eligible Bank matches dollar for dollar up to $1000 per year Match is 2:1 for employees who volunteer with organization	Matching Gift Program Point system recognizes employees' contributions and community involvement
Dollars for Doers Bank offers $250 direct program grants every other year to non-profit organizations for which FT and PT (20+ hours) employees volunteer 8 hours per month	Dollars for Doers NA
Adoption Assistance FT and PT (20+ hours) employees eligible for $2000 reimbursement for adoption	Adoption Assistance NA
Employee Referrals Up to $1250 employee referral bonus for qualified hires	Employee Referrals Up to $1000 employee referral bonus for qualified hires
Financial Product Discounts
Certain discounts - depending on location - on employee checking, mortgages, lines of credit, brokerage services, installment loans, traveler's checks and safe deposit boxes
Financial Product Discounts Certain discounts - depending on location - on employee checking, installment loans and safe deposit boxes

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED ACQUISITION OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. BY HARRIS, MERCHANTS AND MANUFACTURERS WILL PREPARE A PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC).  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO THE SHAREHOLDERS OF MERCHANTS AND MANUFACTURERS.  BEFORE MAKING ANY VOTING DECISION, MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE ACQUISITION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC FROM THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS (WHEN AVAILABLE) BY DIRECTING A REQUEST BY MAIL OR TELEPHONE TO JOHN KRAWCZYK, ESQ., EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., 5445 WESTRIDGE DRIVE, NEW BERLIN, WI  53151, OR TELEPHONE:  262-827-6700, OR FROM MERCHANTS AND MANUFACTURERS WEBSITE, HTTP://WWW.MMBANCORP.COM.

Participants in the Solicitation

Merchants and Manufacturers and its directors and officers may be deemed to be participants in the solicitation of proxies from Merchants and Manufacturers shareholders with respect to the acquisition.  Shareholders may obtain additional information regarding the interests of Merchants and Manufacturers directors and executive officers in the acquisition, which may be different than those of Merchants and Manufacturers shareholders generally, by reading the proxy statement and other relevant documents regarding the acquisition, when filed with the SEC.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation.  These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and businesses of both Bank of Montreal and Merchants and Manufacturers.

However, by their nature these forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved.  Bank of Montreal and Merchants and Manufacturers caution readers of this communication not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

These risks, uncertainties and other factors include, but are not limited to, the satisfaction of acquisition closing conditions; regulatory approval and Merchants and Manufacturers shareholder approval of the acquisition; the actual closing of the acquisition; the actual effects of the acquisition on the combined companies and their customers; the combined companies’ ability to successfully integrate and achieve desired operating synergies and results; and others discussed in Bank of Montreal’s and Merchants and Manufacturers’ filings with the Securities and Exchange Commission.